UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 11, 2019

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 793-2145
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PTX	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.03 Bankruptcy or Receivership.

As previously reported, on February 18, 2019, Pernix Therapeutics Holdings, Inc. (“Pernix” or the “Company”) and Pernix’s wholly-owned subsidiaries filed voluntary petitions under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Court”), for which joint administration has been sought (the “Chapter 11 Cases”), under the caption In re Pernix Sleep, Inc., et al. Case No. 19-10323 (lead case).

On June 20, 2019, the Court entered its order (the “Confirmation Order”) confirming the Company’s Third Amended Joint Plan of Liquidation (the “Plan”). A copy of the confirmed Plan is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference into this Item 1.03.

Summary of Plan

This summary is qualified in its entirety by referenced to the Plan, and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Plan. The Plan, as confirmed by the Court, creates nine classes of claims against and interests in the Company. Holders of allowed claims in Class 1 (Priority Non-Tax Claims), Class 2 (Other Secured Claims), Class 5 (Prepetition Exchangeable Note Claims), Class 6 (General Unsecured Claims), Class 7 (Disputed Employee Litigation Claims) and Class 8 (Prepetition Treximet Highbridge Deficiency Claims) are entitled to receive distributions under the Plan as set forth in the Plan. In addition, the Company will be paying Administrative Claims, Professional Fee Claims, Priority Tax Claims, Statutory Fees and DIP Claims under the Plan. Pursuant to the Plan, a wind down entity has been formed to, among other things, pursue objections to, estimation of and settlements related to secured, priority and administrative claims and oversee the wind down of the Company. In addition, a liquidating trust has been formed to, among other things, pursue objections to, estimation of and settlements of General Unsecured Claims, prosecute, settle or abandon any Trust Causes of Action and make distributions to holders of Liquidating Trust Interests. The Plan also implements the terms of certain settlements among various creditor constituencies, without which the Company believes recoveries to creditors would be materially reduced. Certain reserves have been created for purposes of funding various costs and expenses associated with the administration of the Plan and the winding down of the Debtors’ businesses and affairs.

The Plan further provides that all outstanding equity interests in the Company will be cancelled for no consideration on the effective date of the Plan. As of June 23, 2019, the Company had 17,347,048 shares of common stock issued and outstanding and no shares reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

The Plan became effective on June 24, 2019.

As of April 30, 2019, the Company and its subsidiaries had total assets of $22,724,000 and total liabilities of $270,928,000, as disclosed in the Company’s most recent monthly operating for the reporting period of April 1, 2019 to April 30, 2019 (the “Monthly Operating Report”) filed with the Court on June 11, 2019.

Item 7.01	Regulation FD Disclosure.

On June 11, 2019, the Company filed the Monthly Operating Report with the Court, a copy of which is attached hereto as Exhibit 99.1.

Cautionary Statements Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to periods which are different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s stockholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 process will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 process. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information regarding the Chapter 11 Case

Additional information about the Chapter 11 process and proposed asset sale, as well as other documents related to the restructuring and reorganization proceedings, is available through the Company’s claims and noticing agent Prime Clerk at https://cases.primeclerk.com/pernix. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Document

2.1	Order Confirming Third Amended Joint Plan of Liquidation of Pernix Sleep, Inc.
99.1	Monthly Operating Report, dated June 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: June 26, 2019	By:	/s/ Garineh Dovletian
Garineh Dovletian
Wind Down Officer